SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 _______________



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                          July 26, 2004 (July 15, 2004)


                                   Gexa Corp.
                                   -----------
               (Exact Name of Registrant as Specified in Charter)


                 Texas                    0-16179              76-0670175
     (State or Other Jurisdiction       (Commission           (IRS Employer
           of Incorporation)           File Number)        Identification No.)



                                20 Greenway Plaza
                                    Suite 600
                              Houston, Texas 77046
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 470-0400
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On July 15, 2004, a class action lawsuit captioned Frederick T. Pappey vs. Gexa Corp., Neil Leibman, Marcie Zlotnik and Sarah Veach, Civil Action No. H-04-2869, was filed in the United States District Court for the Southern District of Texas, Houston District. The complaint alleges that, among other things, the Company's publicly filed reports and public statements contained false and misleading information, which resulted in damages to the plaintiff and members of the proposed class when they purchased securities of the Company. The complaint also alleges that the conduct of the Company and the other defendants violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and seeks unspecified damages. The Company believes that the lawsuit is without merit and intends to contest the matter vigorously.

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a. Financial Statements of Businesses Acquired

   None.

b. Pro Forma Financial Information

   None.

c. Exhibits

   None.






                            [SIGNATURE PAGE FOLLOWS]

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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GEXA Corp.

Date: July  26 , 2004                       By:     /s/ Neil M. Leibman
      ---------------                       ----------------------------
                                                        Neil M. Leibman
                                                        Chairman and CEO